Execution Copy

                          AGREEMENT AND GENERAL RELEASE
                          -----------------------------

     This Agreement and General Release (the "Agreement") is entered into as of
January 31, 2003 (the "Effective Date"), by and between Pinnacle Holdings Inc., a Delaware corporation (the "Company"), and Steven R. Day ("Day").

     1. In consideration of Day's execution and compliance with the terms and conditions of this Agreement, including but not limited to paragraphs 5 and 10 below:

          (a) the Company shall pay, or cause to be paid, an amount of $368,000
(Three Hundred Sixty-Eight Thousand Dollars), less all applicable federal, state and local withholding taxes, to Day, payable during the 12 month period beginning on the Effective Date and ending on the day prior to the first anniversary of the Effective Date (the "Payment Period"), it being understood that one half of such payments shall be made on February 15 and the remaining one half of such payments ratably on the same day on which the Company's general payroll is paid during the period beginning on the day which is six months after the Effective Date;

          (b) the Company shall provide Day during the 18 months following the
Effective Date with group health plan benefits which are no less favorable in the aggregate than those for which senior executive employees of the Company are generally eligible subject to Day paying that portion of the group health insurance premium (including coverage for Day's eligible dependants who were enrolled in the Company's health plan on January 30, 2003) paid by Day prior to the Effective Date;

          (c) Day shall be entitled to continued use of an automobile supplied to Day by the Company during the 24 months beginning on the Effective Date; and

          (d) the Option (as defined in the Stock Option Agreement under the
Pinnacle Holdings Inc. Employee Stock Option Plan (the "Stock Option
Agreement"), a copy of which is attached hereto as Exhibit A, shall be vested and exercisable as to 116,736 of the $10 Shares (as defined in the Stock Option
Agreement) and as to 116,736 of the $20 Shares (as defined in the Stock Option
Agreement) and shall remain exercisable in respect of such shares by Day until the fourth anniversary of the Effective Date, and the Option shall terminate as to the remaining Option Shares under the Stock Option Agreement, in each case notwithstanding anything to the contrary set forth in the Stock Option Agreement and, except as specifically set forth in this part (d) of this paragraph 1, the
Option shall continue to be governed by and subject to the terms of the Stock
Option Agreement and the Plan (as proposed to be amended, the "Plan," a copy of which proposed amendments are attached hereto as Exhibit B and hereby consented
to); provided, however, that for purposes of Section 5 of the Plan, Change in
Capitalization (as such term is defined in the Plan) shall mean "any increase or decrease in the number of issued Shares (as defined in the Plan) resulting from a stock split, reverse stock split,

Execution Copy

stock dividend, merger, combination or reclassification of the New Common Stock, or any other increase or decrease in the number of issued shares of New Common
Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration'"'.

          The payments and benefits described in this paragraph 1 will be collectively referred to herein as the "Payment".

          2. Day hereby confirms that effective on the Effective Date, he no longer holds any positions as an officer, director or employee of the Company, or any of its respective parents, subsidiaries and affiliates at any level, and he agrees to promptly execute such documents and take such actions as may be necessary or requested by the Company to effectuate the foregoing.

          3. Day agrees to cooperate at the request of the Company in the handling or resolution of any matter relating to the Company, provided that such requests shall not be unduly burdensome. By way of example only, such obligation of cooperation may include furnishing truthful and accurate information and assisting the Company in legal proceedings. Promptly following submission of a written statement by Day, the Company shall reimburse Day his reasonable out-of-pocket costs and other reasonable expenses incurred in connection with his cooperation pursuant to this paragraph 3, including but not limited to reasonable attorney's fees.

          4. Day acknowledges that the Payment is in lieu of and in full satisfaction of any amounts that might otherwise be payable under any contract, agreement, plan, policy, program, practice or otherwise, past or present, of the
Company or any of its affiliates or any of its or their
predecessors-in-interest, including but not limited to, the Executive Employment
Agreement dated February 17, 1997 between Pinnacle Towers, Inc and Day, the
Executive Severance Compensation Agreement dated December 28, 2001 Pinnacle
Towers, Inc and Day, and (without regard to whether such agreement is or would have been enforceable) the Executive Employment Agreement between Day and the
Company, dated April , 2002 (together the "Employment Agreements"); provided, however, that the foregoing shall not operate to limit the Company's obligations under the Indemnification Agreement dated as of March 11, 2002 between the
Company and Day (the "Indemnification Agreement"). Day acknowledges that he is not entitled to any accrued vacation pay in addition to any such pay which he has received as of February 15, 2003. Day represents and warrants that (i)
except as set forth in paragraph 1(d) above in respect of rights under the Stock
Option Agreement, Day has no right to, nor has any person promised to him
(conditionally or otherwise), any equity or other interest in the Company or any of its affiliates, whether in the form of any stock, option, warrant or other debt or equity security convertible into or exchangeable for any equity or other interest in the Company or any of its affiliates. Without limiting the foregoing, Day expressly agrees that following execution of this Agreement (i)
the Company shall have no further obligations to him other than (w) its obligations to make the payments set forth in paragraphs 1(a) and 1(c) of this
Agreement, (x) to provide the benefits described in paragraph 1(b) of this
Agreement, (y) to comply with the terms of

                                        2

Execution Copy

the Stock Option Agreement consistent with paragraph 1(d) of this Agreement and
(z) its obligations under the Indemnification Agreement dated March 11, 2002, in each case subject to Day's compliance with his obligations hereunder and under such Stock Option Agreement and Indemnification Agreement and (ii) he shall have no right to any other payments or benefits from the Company, with respect to his employment with the Company or the termination or separation thereof.

          5. Day voluntarily, knowingly and willingly releases and forever discharges the Company and all of its parents, subsidiaries and affiliates
(including, without limitation, their predecessors in interest), together with all of their respective past and present stockholders, agents (other than, subject to the exception set forth in this parenthetical, the Company's
(including its predecessors in interest) accountants and lawyers prior to the date of the Company's emergence from bankruptcy on November 1, 2002, except to the extent that such persons would be entitled to indemnification from the
Company in respect of such persons' obligations or liabilities to Day, if any), officers, employees, directors, successors and assigns (collectively, the
"Releasees"),from and against any and all claims, charges, damages, lawsuits, actions, causes of action and liabilities whatsoever, whether known or unknown, absolute or contingent, accrued or unaccrued, which against them Day or his executors, administrators, successors or assigns ever had, now have, or may hereafter claim to have against the Releasees by reason of any matter, cause or thing whatsoever arising on or before the date Day signs this Agreement, and whether or not previously asserted before any state or federal court or before any state or federal agency or governmental entity (the "Release"). This Release includes, but is not limited to, any rights or claims relating in any way to the
Employment Agreements or to Day's employment relationship with the Company or any of the Releasees, or the termination thereof, or arising under any statute or regulation, including the Age Discrimination in Employment Act of 1967, Title
VII of the Civil Rights Act of 1964, the Employee Retirement Income Security Act
of 1974, the Americans with Disabilities Act of 1990, the Equal Pay Act of 1963, the Family and Medical Leave Act of 1993, each as amended, and any other federal, state or local statutes, including but not limited to, the Florida
Civil Rights Act and the Florida Human Rights Act, or the common law, or under any policy, agreement, understanding or promise, written or oral, formal or informal, between Day and the Company or any of the Releasees. Day represents that he has not commenced or joined in any claim, charge, action or proceeding whatsoever against the Company or any of the other Releasees, arising out of or relating to any of the matters set forth in this paragraph 5. Day further agrees that he will not be entitled to any personal recovery in any action or proceeding whatsoever against the Company or any of the Releasees for any of the matters set forth in this paragraph, excepting those which may arise after the
Execution Date (as defined below), or with respect to the Company's obligations under this Agreement, the Stock Option Agreement and the Indemnification
Agreement, subject to Day's compliance with the provisions of such agreements.
Day intends that each Releaseee be and is a third party beneficiary of all of the provisions of this paragraph 5.

          6. Day acknowledges that he has carefully read this Agreement and fully understands all of its terms. Day is signing this Agreement voluntarily and with full knowledge of its significance and acknowledges that he has not relied upon any

                                        3

Execution Copy

representation or statement, written or oral, not set forth in this Agreement.
Day further acknowledges that he is receiving consideration for his execution of this Agreement in addition to anything of value to which Day already is entitled. Day acknowledges that the Payment is expressly conditioned upon his execution of this Agreement. Day further understands that he has twenty-one (21)
days from the original date of presentment of this Agreement (set forth below)
to consider whether or not to execute this Agreement, although he may elect to sign it sooner.

          7. Day shall have a period of seven (7) days after the day on which he signs this Agreement (the day of such signing, the "Execution Date") to revoke his consent thereto, which revocation must be in writing to the undersigned, and this Agreement shall not become effective until after this time period has passed. Day understands that if he revokes his consent within such seven (7) day period, all of the Company's obligations to Day under this Agreement will immediately cease, and the Company will not be required to make the Payment to
Day set forth herein. Day is advised to have this Agreement reviewed by legal counsel of his choice.

          8. The parties agree that nothing contained in this Agreement shall constitute or be treated as an admission of liability or wrongdoing by the
Company or any of the Releasees.

          9. Day agrees to keep confidential the negotiations leading to this
Agreement, as well as the terms hereof, except as may be required to obtain legal or tax advice or to enforce any right or obligation hereunder.

          10. Notwithstanding any other provision in this Agreement, Day agrees that he remains bound, and shall continue to abide, by the non-competition, confidentiality and proprietary information obligations set forth in paragraphs
6 through 8 of the Executive Employment Agreement dated as of February 17, 1997, a copy of which is attached hereto as Exhibit C. Day represents that he has returned all Confidential Information (as used in such Executive Employment
Agreement) and other Company property to the Company.

          11. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. Moreover, if any one or more of the provisions of this Agreement shall be held to be excessively broad as to duration, activity or subject, such provision shall be construed by limiting and reducing them so as to be enforceable to the maximum extent allowed by applicable law.

          12. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same instrument.

          13. For purposes of this Agreement, notices and all other
communications provided for herein shall be in writing and shall be deemed to have been duly given when hand delivered, 24 hours after sent by overnight courier, or upon receipt

                                        4

Execution Copy

of mail by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by telegram or fax, addressed as follows:

                  If to the Company:
                  ------------------

                  Pinnacle Holdings Inc.
                  301 North Cattlemen Road, Suite 300
                  Sarasota Fl 34232
                  Fax: 941-366-7339
                  Attn: President

                  with a copy to:

                  Skadden, Arps, Slate, Meagher & Flom LLP
                  4 Times Square
                  New York, NY 10036-6522
                  Fax: (212) 735-2000
                  Attn: Randall H. Doud, Esq.

                  and to:

                  Fortress Investment Group LLC
                  1251 Avenue of the Americas
                  New York, NY 10020
                  Attention: General Counsel

                  If to Day:
                  ----------
                  Steven R. Day
                  361 Cezanne Drive
                  Osprey, FL 34229

or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

          14. Day and the Company acknowledge that they have read the above and fully understand the terms, nature and effect of this Agreement, which they voluntarily execute in good faith.

          15. Governing Law. It is expressly agreed by the parties that this
Agreement, and the application or interpretation thereof (other than provisions hereof relating to the Option which shall be governed under the law applicable to the Stock Option Agreement), shall be governed exclusively by its terms and by the laws of the State of Florida regardless of where Day resides at any time hereafter. The parties acknowledge and agree that the activities of the parties under this Agreement have a significant relationship to the state of Florida sufficient to make Florida law the proper choice of law for this Agreement.

                                        5

Execution Copy

          16. This Agreement sets forth the entire agreement of the parties hereto in respect of the subject matter contained herein and supersedes, except as otherwise indicated herein, all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, between the parties hereto, including but not limited to, (i) the
Employment Agreements (except for the non-competition, confidentiality and proprietary information obligations (and related provisions) contained in
Sections 6 through 8 of Executive Employment Agreement dated as of February 17,
1997) and (ii) the Stock Option Agreement (except as provided herein). No provision of this Agreement may be modified or discharged unless such modification or discharge is authorized and agreed to in writing, signed by Day and the Company. This Agreement shall bind and inure to the benefit of and be enforceable by the Company and its assigns; Day may not assign his rights under this Agreement without the prior written consent of the Company.

                                        6

Execution Copy

          IN WITNESS WHEREOF, Day and the Company have hereunder caused this
Agreement to be duly executed and delivered in their names and on their behalf.

Date of original presentment:  August 5, 2003

STEVEN R. DAY                                   PINNACLE HOLDINGS INC.

Agreed:  /s/ Steven R. Day                      By:  /s/ Wesley R. Edens
        ----------------------------                ----------------------------
                                                Title:  Chairman
                                                       -------------------------
Date of signing: August 7, 2002                 Date of signing: August 12, 2003
                 -------------------                             ---------------

                                        7